EXHIBIT 1

                             JOINT FILING AGREEMENT


           This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of common stock, par value $1.00 per share, of PXRE Group Ltd. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  December 27, 2004


                      CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
                      By: Capital Z Partners, Ltd., it ultimate general partner

                      By: /s/ David A. Spuria
                          ---------------------------------------------------
                          David A. Spuria
                          General Counsel, Vice President of
                          Administration and Secretary



                      CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
                      By: Capital Z Partners, Ltd., it ultimate general partner

                      By: /s/ David A. Spuria
                          ---------------------------------------------------
                          David A. Spuria
                          General Counsel, Vice President of
                          Administration and Secretary



                      CAPITAL Z PARTNERS, L.P.
                      By: Capital Z Partners, Ltd., it ultimate general partner

                      By: /s/ David A. Spuria
                          ---------------------------------------------------
                          David A. Spuria
                          General Counsel, Vice President of
                          Administration and Secretary



                      CAPITAL Z PARTNERS, LTD.
                      By: Capital Z Partners, Ltd., it ultimate general partner

                      By: /s/ David A. Spuria
                          ---------------------------------------------------
                          David A. Spuria
                          General Counsel, Vice President of
                          Administration and Secretary




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                      By: /s/ David A. Spuria
                          ---------------------------------------------------
                          David A. Spuria
                          General Counsel